UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

SITO MOBILE, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-53744	13-4122844
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Town Square Place, Suite 204
Jersey City, NJ 07310
(Address of principal executive offices) (Zip Code)

(201) 275-0555
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 29, 2015, SITO Mobile, Ltd. (the “Company”) was notified by L.L. Bradford & Company, LLC (“Bradford”) that the firm resigned as the Company’s independent registered public accounting firm. Bradford’s resignation was the result of a decision by Bradford to discontinue the performance of public company audit services As a result, the Company’s financial statements will be audited by RBSM, LLP, an affiliate of Bradford.

During the fiscal year ended September 30, 2014, Bradford’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Bradford did not audit and did not issue a report on the financial statements of the Company for the fiscal year ended September 30, 2013.

During the fiscal year ended September 30, 2014 and the subsequent periods through January 29, 2015, (i) there were no disagreements between the Company and Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bradford, would have caused Bradford to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On February 2, 2015, the Company provided Bradford with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Bradford furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated February 2, 2015, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Effective January 29, 2015, the Company engaged RBSM, LLP (“RBSM”) as its independent registered public accounting firm for the Company’s fiscal year ending September 30, 2015.

During the years ended September 30, 2014 and 2013 and the subsequent interim period through January 29, 2015, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

16.1	Letter from L.L. Bradford & Company, LLC to the U.S. Securities and Exchange Commission dated February 2, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITO Mobile, Ltd.

Date: February 2, 2015	By:	/s/ Jerry Hug
	Name:	Jerry Hug
	Title:	Chief Executive Officer

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